UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GILEAD SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Explanatory Note: This important notice regarding the availability of proxy materials (the “Notice”) amends and supersedes the Notice filed with the Securities and Exchange Commission on March 19, 2013, which contained certain errors in the voting items.

M71583-P47436 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. GILEAD SCIENCES, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 7, 2014. GILEAD SCIENCES, INC. ATTN: RUEY-LI HWANG 333 LAKESIDE DRIVE FOSTER CITY, CA 94404 Meeting Information Meeting Type: Annual Meeting For holders as of: March 12, 2014 Date: May 7, 2014 Time: 10:00 a.m. Location: Westin San Francisco Airport 1 Old Bayshore Highway Millbrae, CA 94030 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available vailable and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2014 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for r equesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX M71584-P47436 Proxy Materials Available to VIEW or RECEIVE:

Voting Items 1a. John F. Cogan 1b. Etienne F. Davignon 1c. Carla A. Hills 1d. Kevin E. Lofton 1e. John W. Madigan 1f. John C. Martin 1g. Nicholas G. Moore 1h. Richard J. Whitley 1i. Gayle E. Wilson 1j. Per Wold-Olsen 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote AGAINST the following proposals: 2. To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of Gilead for the fiscal year ending December 31, 2014. 3. To vote on a proposed amendment to Gilead’s Restated Certificate of Incorporation to designate Delaware Chancery Court as the exclusive forum for certain legal actions. 4. To approve, on an advisory basis, the compensation of our named executive officers as presented in the Proxy Statement. 5. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board adopt a policy that the Chairman of the Board of Directors be an independent director. 6. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board take steps to permit stockholder action by written consent. 7. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board adopt a policy that incentive compensation for the Chief Executive Officer include non-financial measures based on patient access to Gilead’s medicines. M71585-P47436

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